UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

SCHEDULE 14A

(Amendment No. 1)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]	Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ] Definitive Proxy Statement

[X] Definitive Additional Materials

[  ] Soliciting Material Pursuant to ss. 240.14a-12

TOFUTTI BRANDS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[  ] Fee paid previously with preliminary materials:

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

EXPLANATORY NOTE

On May 9, 2019, Tofutti Brands Inc. (the “Company”) filed its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) for the Company’s 2019 Annual Meeting of Shareholders with the Securities and Exchange Commission. The Proxy Statement was filed in connection with the Company’s 2019 Annual Meeting of Shareholders to be held on June 13, 2019 (the “Annual Meeting”). This supplement to the Proxy Statement and a revised proxy card are being filed on this amendment 1 to Schedule 14A to add a new Proposal 4 that is soliciting a non-binding, advisory vote from Company shareholders on the frequency with which the Company’s shareholders shall have an advisory say-on-pay vote on compensation paid to our named executive officers (“Proposal 4”). Other than the changes described in this supplement, which adds Proposal 4, makes other conforming changes to the Proxy Statement and updates the Notice of Annual Meeting, no other changes have been made to the Proxy Statement, and the Proxy Statement and Notice continue to be in full force and effect as originally prepared and continue to seek the vote of Company shareholders for the proposals to be voted on at the Annual Meeting. A form of the revised proxy card has also been included in this filing.

Capitalized terms used but not otherwise defined in this supplement have the meanings ascribed to them in the Proxy Statement. This supplement should be read together with the Proxy Statement, which should be read in its entirety.

TOFUTTI BRANDS INC.

50 Jackson Drive

Cranford, New Jersey 07016

Telephone: (908) 272-2400

SUPPLEMENT TO PROXY STATEMENT

FOR

2019 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON THURSDAY, JUNE 13, 2019

This Proxy Statement Supplement (the “Supplement”) supplements and amends the original definitive proxy statement of Tofutti Brands Inc. ( the “Company,” we,” or “our”), dated May 9, 2019 (the “Proxy Statement”) for the Company’s 2019 Annual Meeting of Shareholders (the “Annual Meeting”) to (i) add a new Proposal 4 to the Proxy Statement that provides for a non-binding, advisory vote of Company shareholders on the frequency with which the Company’s shareholders shall have the advisory say-on-pay vote on compensation paid to our named executive officers (“Proposal 4”), (ii) update the Notice of Annual Meeting to add the new Proposal 4 (the “Updated Notice”) (iii) make additional changes to the Proxy Statement resulting from the addition of new Proposal 4; and (v) and Proposal 4 in the Proxy Statement shall be renumbered Proposal 5. As previously disclosed in the Proxy Statement, the Annual Meeting will be held at 10:00 a.m. on Thursday, June 13, 2019, at the Homewood Suites, 2 Jackson Drive, Cranford, New Jersey 07016. The Homewood Suites is located off Exit 136 of the Garden State Parkway.

This Supplement relates to the new Proposal 4 to be considered by shareholders at the Annual Meeting and does not provide all of the information that is important to your decisions with respect to voting on all of the proposals that are being presented to shareholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for you to review. Accordingly, we urge you to read this Supplement carefully and in its entirety together with the Proxy Statement. If you would like to receive another copy of the Proxy Statement, please contact the Company with a written request to: STEVEN KASS, SECRETARY, TOFUTTI BRANDS INC., 50 JACKSON DRIVE, CRANFORD, NEW JERSEY 07016 or email a request to: info@tofutti.com.

This Supplement relates to the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting. This Proxy Statement Supplement, the Updated Notice of Annual Meeting attached hereto as Appendix A and a revised proxy card (the “Revised Proxy Card”) are being made available on or about May 23, 2019 to all stockholders entitled to vote at the Annual Meeting.

We urge stockholders of record to vote on proposals 1 through 4 by submitting a Revised Proxy Card. If you return an executed Revised Proxy Card without marking your instructions with regard to the matters to be acted upon, the proxy holders will vote “FOR” the election of director nominees set forth in the Proxy Statement, “FOR” the approval of Proposals 2 and 3, and “EVERY THREE YEARS” on Proposal 4.

If you have already voted and do not submit a Revised Proxy Card, your previously submitted proxy will be voted at the Annual Meeting with respect to Proposals 1, 2 and 3 but will not be counted in determining the outcome of Proposal 4.

PLEASE NOTE THAT IF YOU SUBMIT A REVISED PROXY CARD IT WILL REVOKE ALL

PROXY CARDS PREVIOUSLY SUBMITTED, SO IT IS IMPORTANT TO INDICATE YOUR VOTE

ON EACH PROPOSAL ON THE REVISED PROXY CARD.

PROPOSALS TO BE VOTED UPON BY SHAREHOLDERS

Information contained in this Supplement relates to Proposal 4 that will be presented to shareholders at the Annual Meeting. Information regarding Proposals 1, 2 and 3 that will be presented to shareholders at the Annual Meeting can be found in the Proxy Statement as originally filed with the SEC on May 9, 2019.

Please note that we strongly encourage you to read this Supplement and to vote on Proposal 4.

Vote Required; Effect of Abstentions and Broker Non-Votes.

A plurality of votes cast will be used to determine the results of the non-binding advisory vote on Proposal 4. Brokers cannot vote on their customers’ behalf on “non-routine” proposals such as Proposal 4. Because brokers require their customers’ direction to vote on such non-routine matters, it is critical that shareholders provide their brokers with voting instructions. If you hold your shares in street name and do not provide voting instructions to your bank, broker or other custodian, your shares will not be voted on Proposal 1, Proposal 2 or Proposal 4 (a “broker non-vote”). A broker non-vote on any of the proposals presented at the annual meeting will have no effect on the outcome of the proposal. Because a plurality of votes cast will be used to determine the results of the non-binding advisory vote, abstentions will have no effect on the outcome of the vote on Proposal 4. These abstentions, however, are counted towards establishing a quorum for the Annual Meeting.

Revocation of Proxies/Voting of Shares.

Any shareholder giving a proxy may revoke it at any time before the votes are counted at the Annual Meeting by (i) submission of a later dated proxy, (ii) providing a written notice of revocation to Tofutti’s Secretary at TOFUTTI BRANDS INC., 50 JACKSON DRIVE, CRANFORD, NEW JERSEY 07016 (and you can send a copy via email to info@tofutti.com), prior to your shares being voted, or (iii) attending the Annual Meeting and voting in person. Unless so revoked, the shares represented by such proxies or voting instructions will be voted at the Annual Meeting and all adjournments or postponements of the Annual Meeting. Proxies solicited on behalf of the Board will be voted in accordance with the directions given.

PROPOSAL IV

ADVISORY VOTE TO DETERMINE THE FREQUENCY OF

FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Under Section 14A of the Exchange Act, our shareholders are also allowed to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the SEC, which we refer to as an advisory vote to approve executive compensation. By voting with respect to this proposal, shareholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation every one, two, or three years. Shareholders also may, if they wish, abstain from casting a vote on this proposal.

At our 2013 annual meeting, a majority of our shareholders voted in favor of holding an advisory vote to approve executive compensation every three years as recommended by the Board. Unless the Board modifies its policy on the frequency of holding “say on pay” advisory votes, the next “say on pay” frequency vote will occur at the 2025 annual meeting.

2

After careful consideration, the Board of Directors believes that submitting the advisory vote to approve executive compensation every three years is appropriate for the Company and its shareholders at this time. The Board of Directors believes that an advisory vote at this frequency will provide shareholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period. An advisory vote that occurs every three years will also permit the Company’s shareholders to observe and evaluate the impact of any changes to its executive compensation policies and practices that have occurred since the last advisory vote to approve executive compensation. The Board of Directors is therefore recommending that shareholders vote for holding the advisory vote to approve executive compensation every three years.

The Company recognizes that the shareholders may have different views as to the best approach for the Company, and therefore we look forward to hearing from our shareholders as to their preference on the frequency of advisory votes to approve executive compensation.

This vote is advisory and not binding on the Company or our Board of Directors in any way. The Board of Directors will take into account the outcome of the vote, however, when considering the frequency of future advisory votes to approve executive compensation. The Board may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote to approve executive compensation more or less frequently than the frequency selected by our shareholders.

The proxy card provides shareholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, shareholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

Vote Required

The affirmative vote, in person or by proxy, of the majority of the votes cast by the holders of the Company’s common stock at the Annual Meeting is required to determine the frequency of future advisory votes on executive compensation. If none of the alternatives receives the majority of votes cast, the Company will consider the alternative that receives the highest number of votes cast by shareholders to be the frequency selected by shareholders. This is a non-binding advisory vote.

The Board of Directors recommends that you vote “THREE YEARS” as the frequency for future advisory votes to approve executive compensation.

IF YOU HAVE ALREADY VOTED, YOUR VOTES WILL BE COUNTED WITH RESPECT TO THE ELECTION OF DIRECTORS IN PROPOSAL 1, AND PROPOSALS 2 AND 3. HOWEVER, WE URGE YOU TO CAST YOUR VOTE ON ALL FOUR PROPOSALS USING THE REVISED PROXY CARD EVEN IF YOU HAVE PREVIOUSLY CAST YOUR VOTE ON PROPOSALS 1, 2 AND 3 AS DESCRIBED IN OUR PROXY STATEMENT DATED MAY 9, 2019.

3

Appendix A

UPDATED NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 23, 2019

To Our Shareholders:

On behalf of the Board of Directors, I cordially invite you to attend the 2019 Annual Meeting of the Shareholders of Tofutti Brands Inc. The Annual Meeting will be held at 10:00 a.m. on Thursday, June 13, 2019, at the Homewood Suites, 2 Jackson Drive, Cranford, New Jersey 07016. The Homewood Suites is located off Exit 136 of the Garden State Parkway.

The matters expected to be acted upon at the Annual Meeting are:

1.	To elect five directors to the Board of Directors for the ensuing year;

2.	To approve, by non-binding advisory vote, the resolution approving named executive officer compensation (“Say on Pay Vote”);

3.	To ratify the selection of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 28, 2019;

4.	To approve, by non-binding advisory vote, the frequency of future non-binding advisory votes on resolutions approving future named executive officer compensation (“Say When on Pay Vote”); and

5.	To act upon any other matters that may properly be brought before the Annual Meeting and any adjournment thereof.

Shareholders of record at the close of business on May 6, 2019, the record date for the Annual Meeting, will be entitled to notice of, and to vote at, the meeting or any adjournment thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 13, 2019: This Proxy Statement Supplement, the Proxy Statement, the proxy card and our 2018 annual report are available at www.astproxyportal.com/ast/06247

Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote your shares at your earliest convenience. This will help ensure the presence of a quorum at the meeting. Promptly voting your shares by signing, dating, and returning the enclosed proxy card will save us the expense and extra work of additional solicitation. A pre-addressed envelope for which no postage is required if mailed in the United States is enclosed. Voting your shares now will not prevent you from attending or voting your shares at the meeting if you desire to do so.

By order of the Board of Directors,

David Mintz
David Mintz
Chairman and Chief Executive Officer

4

0

TOFUTTI BRANDS INC.

50 Jackson Drive
Cranford, New Jersey 07016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David Mintz and Steven Kass, or either of them, attorneys or attorney of the undersigned, for and in the names(s) of the undersigned, with power of substitution and revocation in each to vote any and all shares of common stock, par value $.01 per share, of Tofutti Brands Inc. (the "Company"), which the undersigned would be entitled to vote as fully as the undersigned could if personally present at the Annual Meeting of Shareholders of the Company to be held on June 13, 2019 at 10:00 a.m. at the Homewood Suites, 2 Jackson Drive, Cranford, New Jersey 07016 and at any adjournment or adjournments thereof, hereby revoking any prior proxies to vote said shares, upon the following items of business more fully described in the notice of and proxy statement for such Annual Meeting (receipt of which is hereby acknowledged):

(Continued and to be signed on the reverse side)

1.1 14475